                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to [Section]240.14a-11(c) or
    [Section]240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          MFS MULTIMARKET INCOME TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

             MFS[Registered Trademark] MULTIMARKET INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116


               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD OCTOBER 17, 1996



The 1996 Annual Meeting of Shareholders of MFS Multimarket Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 17, 1996, at 9:30 a.m. for the following purposes:



ITEM 1. To elect A. Keith Brodkin, Richard B. Bailey, Charles W. Schmidt and Elaine R. Smith as Trustees of the Trust;



ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996; and


ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 19, 1996 will be entitled to vote at the Meeting.


                                           STEPHEN E. CAVAN, Secretary and Clerk


August 30, 1996



YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED, ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Multimarket Income Trust (the "Trust") to be used at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, October 17, 1996 at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 19, 1996, there were outstanding 98,437,942 shares of the Trust. Shareholders of record at the close of business on August 19, 1996, will be entitled to one vote for each share held.



The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 30, 1996. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.


ITEM 1--ELECTION OF TRUSTEES


Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of A. Keith Brodkin, Richard B. Bailey, Charles W. Schmidt and Elaine R. Smith, each as Trustee of the class whose term will expire at the 1999 annual meeting of shareholders (or special meeting in lieu thereof). Messrs. Brodkin, Bailey and Schmidt and Ms. Smith are currently Trustees of the Trust.



The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.


                                                                                                SHARES OF
                                                                                               TRUST OWNED
                                                                                               BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION            FIRST BECAME      TERM            AS OF              PERCENT
AND OTHER DIRECTORSHIPS(1)                                       A TRUSTEE      EXPIRING    AUGUST 12, 1996(2)     OF CLASS(3)
                                                                ------------    --------    ------------------     -----------

A. KEITH BRODKIN*, 61, Chairman, Chief Executive Officer and
  Trustee; Massachusetts Financial Services Company,
  Chairman, Chief Executive Officer and Chief Investment
  Officer.                                                          1987          1996            15,957             0.0162%

RICHARD B. BAILEY*, 69, Trustee; Private Investor;
  Massachusetts Financial Services Company, former Chairman
  and Director (prior to September 30, 1991); Cambridge
  Bancorp, Director; Cambridge Trust Company, Director.             1987          1996             1,868             0.0019%

PETER G. HARWOOD, 70, Trustee; Private Investor.                    1993          1998                 0                  0%


                                                                                               SHARES OF
                                                                                              TRUST OWNED
                                                                                              BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION             FIRST BECAME     TERM          AS OF            PERCENT
AND OTHER DIRECTORSHIPS(1)                                        A TRUSTEE     EXPIRING   AUGUST 12, 1996(2)  OF CLASS(3)
                                                                 ------------   --------   ------------------  -----------
J. ATWOOD IVES, 60, Trustee; Eastern Enterprises (diversified holding company), Chairman and Chief Executive Officer;
  General Cinema Corporation, Vice Chairman and Chief
  Financial Officer, Director (prior to March 1992); The
  Neiman Marcus Group, Inc., Vice Chairman and Chief
  Financial Officer (prior to January 1992).                        1992          1998              1,000        0.0010%

LAWRENCE T. PERERA, 61, Trustee; Hemenway & Barnes
  (attorneys), Partner.                                             1987          1998          1,573.395        0.0016%

WILLIAM J. POORVU, 61, Trustee; Harvard University Graduate
  School of Business Administration, Adjunct Professor; CBL &
  Associates Properties, Inc. (real estate investment trust),
  Trustee; The Baupost Fund (registered investment company),
  Vice Chairman and Trustee (since November 1993), Chairman
  and Trustee (prior to November 1993).                             1987          1997         2,957.9986        0.0030%

CHARLES W. SCHMIDT, 68, Trustee; Private Investor; OHM Corpo-
  ration, Director; The Boston Company, Director; Boston Safe
  Deposit and Trust Company, Director; Mohawk Paper Company,
  Director.                                                         1987          1996         1,431.5886        0.0015%

ARNOLD D. SCOTT*, 53, Trustee; Massachusetts Financial Ser-
  vices Company, Senior Executive Vice President, Director
  and Secretary.                                                    1993          1997           269.9333        0.0002%

JEFFREY L. SHAMES*, 41, Trustee; Massachusetts Financial
  Services Company, President and Director.                         1993          1997                  0             0%

ELAINE R. SMITH, 50, Trustee; Independent Consultant; Brigham
  and Women's Hospital, Executive Vice President and Chief
  Operating Officer (prior to September 1992).                      1992          1996                145        0.0001%

DAVID B. STONE, 68, Trustee; North American Management Corp.
  (investment adviser), Chairman; Eastern Enterprises
  (diversified holding company), Director.                          1989          1997              6,400        0.0065%

All Trustees and officers as a group                                                          41,357.9669        0.0420%



- ---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").


(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.



(3) Percentage of shares outstanding on August 12, 1996. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.


All Trustees serve as Trustees of 23 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Messrs. Bailey, Scott and Shames, who each serves as Trustee of 73 funds within the MFS fund complex, and Mr. Brodkin, who serves as Trustee of 94 funds within the MFS fund complex. Messrs. Bailey and Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS; Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each own shares of common stock of MFS.



The Trust pays each Trustee who is not an officer of MFS a fee of $9,000 per year plus $500 per meeting and per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.



                           TRUSTEE COMPENSATION TABLE



                                       RETIREMENT   ESTIMATED
                                        BENEFIT      CREDITED
                                        ACCRUED      YEARS OF    TOTAL TRUSTEE
                           TRUSTEE      AS PART      SERVICE       FEES FROM
                             FEES          OF         UNDER         TRUST
                             FROM        TRUST      RETIREMENT     AND FUND
TRUSTEE                    TRUST(1)    EXPENSE(1)     PLAN(2)      COMPLEX(3)
- -------                    --------    ----------   ----------   -------------
Richard B. Bailey          $17,000       $3,433          8         $263,815
Peter G. Harwood            20,000        1,950          5          111,366
J. Atwood Ives              19,000        3,667         17          101,356
Lawrence T. Perera          18,000        8,250         21          102,546
William J. Poorvu           20,000        8,400         21          111,366
Charles W. Schmidt          18,500        7,725         14          105,411
Elaine R. Smith             18,715        3,433         27          105,411
David B. Stone              20,500        5,450         11          115,521



- ---------------

(1) For fiscal year ended October 31, 1995.


(2) Based on normal retirement age of 73.


(3) For calendar year 1995. All Trustees served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $17.5 billion), except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).


          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)



  AVERAGE                           CREDITED YEARS OF SERVICE
TRUSTEE FEES       -----------------------------------------------------------
 FROM FUND            3                5                7           10 OR MORE
- ------------       ------           ------           ------         ----------
  $15,300          $2,295           $3,825           $5,355          $ 7,650
   16,750           2,513            4,188            5,863            8,375
   18,200           2,730            4,550            6,370            9,100
   19,650           2,948            4,913            6,878            9,825
   21,100           3,165            5,275            7,385           10,550
   22,550           3,383            5,638            7,893           11,275



- ---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


The Board of Trustees of the Trust met six times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Messrs. Harwood, Ives, Poorvu and Stone, which met four times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Harwood, Ives, Perera, Poorvu, Schmidt and Stone, to select and to recommend to the entire Board of Trustees nominees for election as Trustee of the Trust to fill vacancies with persons who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.



Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. The Trust believes that during the fiscal year ended October 31, 1995 all such persons complied with all such filing requirements.


REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS


It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 1996. Ernst & Young LLP has no direct or material indirect interest in the Trust.



Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.


REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER


The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.


MANNER OF VOTING PROXIES


All proxies received by the Trust will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Brodkin, Bailey and Schmidt and Ms. Smith as Trustees of the Trust (if still available for election) and for ratification of the selection of Ernst & Young LLP as independent public accountants.



All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes will have any effect on the outcome of the voting on the matter.


The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matter comes before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS


Proposals of shareholders which are intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Trust on or prior to May 2, 1997.


ADDITIONAL INFORMATION


To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $9,500 plus out-of-pocket expenses, and if made by any other party, would be nominal.


The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


August 30, 1996                                     MFS MULTIMARKET INCOME TRUST


                                                          MFS[Registered Trademark]
                                                                MULTIMARKET
                                                                INCOME TRUST
                                                            500 Boylston Street
                                                        Boston, Massachusetts 02116
                                                      -------------------------------


                                                              Proxy Statement
                                                        For the 1996 Annual Meeting
                                                       of Shareholders to be held on
                                                              October 17, 1996




      MFS[Registered Trademark] MULTIMARKET
                  INCOME TRUST
500 Boylston Street, Boston, Massachusetts 02116      -------------------------------


     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
              MFS[REGISTERED TRADEMARK] MULTIMARKET INCOME TRUST

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 17, 1996.

The undersigned hereby appoints JAMES R. BORDEWICK, JR., A KEITH BRODKIN, STEPHEN E. CAVAN, and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Annual Meeting of Shareholders of MFS MULTIMARKET INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 17, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 ----------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
 ----------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
- -------------------------------------------------------------------------------


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                  WITH-   FOR ALL
                           FOR    HOLD    EXCEPT
1.) ELECTION OF TRUSTEES.  / /    / /      / /

    Nominees:

       A. Keith Brodkin, Richard B. Bailey, Charles W. Schmidt and Elaine R.
    Smith

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.


                                                 FOR  AGAINST  ABSTAIN
2.) RATIFICATION OF SELECTION OF ACCOUNTANTS.    / /    / /     / /



                                                  ---------------------------
Please be sure to sign and date this Proxy.       Date
- -----------------------------------------------------------------------------



- --------Shareholder sign here------------Co-owner sign here------------------


RECORD DATE SHARES: